UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

SYNOVIS LIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-13097	41-1526554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2575 University Ave. W.
St. Paul, Minnesota	55114
(Address of Principal Executive Offices)	(Zip Code)
(651) 796-7300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On July 17, 2009, Synovis Surgical Sales, Inc. (“Synovis”), a wholly-owned subsidiary of Synovis Life Technologies, Inc., completed the previously announced acquisition from Comerica Bank (“Comerica”) of substantially all of the assets of Pegasus Biologics, Inc., a Delaware corporation (“Pegasus”), pursuant to a Foreclosure Sale Agreement with Comerica dated as of July 2, 2009 (the “Foreclosure Sale Agreement”). Pegasus, a privately held medical device company based in Irvine, California, focused on the development of advanced biological solutions for soft tissue repair.
Pursuant to the Foreclosure Sale Agreement, and upon the terms and subject to the conditions thereof, Synovis paid $12.1 million in cash to Comerica for the assets transferred thereunder. Synovis purchased the assets on an “as is,” “where is” basis and without recourse, subject to the representations and warranties in the Foreclosure Sale Agreement.
The foregoing description of the Foreclosure Sale Agreement is qualified in its entirety by reference to the complete text of the Foreclosure Sale Agreement, which is filed as Exhibit 2.1 to this report and is incorporated into this report by reference.
The press release announcing the completion of the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          The financial statements required by this Item 9.01(a) are not included in this initial report on Form 8-K. The financial statements will be filed by an amendment to this report within 71 calendar days after the date of this initial report.
     (b) Pro Forma Financial Information.
          The pro forma financial information required by this Item 9.01(b) is not included in this initial report on Form 8-K. The pro forma financial information will be filed by an amendment to this report within 71 calendar days after the date of this initial report.
     (d) Exhibits.

Exhibit No.	Description

2.1	Foreclosure Sale Agreement by and between Comerica Bank and Synovis Surgical Sales, Inc., a wholly-owned subsidiary of Synovis Life Technologies, Inc., dated as of July 2, 2009 (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K dated July 2, 2009 (File No. 0-13907)) (Schedules and Exhibits have been omitted; however copies thereof will be furnished to the Securities and Exchange Commission upon request).

99.1	Press Release dated July 21, 2009 (filed herewith).

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.
Dated: July 22, 2009	By:	/s/ Brett A. Reynolds
Brett A. Reynolds
Vice President of Finance, Chief Financial Officer and Corporate Secretary

SYNOVIS LIFE TECHNOLOGIES, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Foreclosure Sale Agreement by and between Comerica Bank and Synovis Surgical Sales, Inc., a wholly-owned subsidiary of Synovis Life Technologies, Inc., dated as of July 2, 2009 (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K dated July 2, 2009 (File No. 0-13907)) (Schedules and Exhibits have been omitted; however copies thereof will be furnished to the Securities and Exchange Commission upon request).

99.1	Press Release dated July 21, 2009 (filed herewith).